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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   -----------

       Date of Report (date of earliest event reported): February 16, 2006
                                                        -------------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS               000-21129                   04-2911026
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 16, 2006, Aware, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, describing the results of operations and financial condition of the company as of and for the quarter and fiscal year ended December 31, 2005.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

(c) EXHIBITS.

 Number         Description
 ------         -----------
  99.1          Press release issued by Aware, Inc. on February 16, 2006




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AWARE, INC.


Dated: February 16, 2006                By:  /s/ Michael A. Tzannes
       -----------------                     ----------------------
                                             Michael A. Tzannes
                                             Chief Executive Officer




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                                  EXHIBIT INDEX


 Number         Description
 ------         -----------
  99.1          Press release issued by Aware, Inc. on February 16, 2006




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